Hudson Securities 2010 Airline Conference United Continental Holdings December 8, 2010 Exhibit 99.1

Safe Harbor Statement
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as
“expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements.  Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior;
demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aviation fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aviation fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance;
the costs associated with security measures and practices; industry consolidation or changes in airline alliances;
competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S.
or foreign governmental legislation, regulation and other actions (including open skies agreements); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A., Risk Factors of Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.

Jeff Smisek President and Chief Executive Officer United Continental Holdings, Inc.

United – The world’s leading airline 4 Unparalleled Global Network Strong Partnerships Industry Leading Products & Services Exceptional Coworkers

26 Destinations
13 Countries
62 Average Daily Departures
Trans-Pacific Service
69 Destinations
24 Countries
156 Average Daily Departures
Latin American & Caribbean Service
34 Destinations
21 Countries
74 Average Daily Departures
Trans-Atlantic Service
Global network with unsurpassed scope

Figures for destinations with regular service in 2010
Rankings by ASMs as of TME 3Q10
Source: OAG, Full Year 2010
#1 across the
Pacific
#1 in US /
Canada
#2 to Latin
America
#2 across the
Atlantic

Blue1
SAS Scandinavian Airlines
bmi
LOT
Lufthansa
SWISS
Austrian
AIR CANADA
UNITED
TAP PORTUGAL
ADRIA
CROATIA AIRLINES
Spanair
AEGEAN
TURKISH AIRLINES
EGYPTAIR
AIR INDIA
AIR CHINA
ANA
Asiana Airlines
Thai
SINGAPORE AIRLINES
US AIRWAYS
Copa Airlines
TAM
AIR NEW ZEALAND

SKYTEAM
oneworld

UNITED

6 16% 16% 27% Star – The world’s leading alliance Global Capacity Share By Alliance * Future members * *

Continental Airlines
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Platinum Elite
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Valid Through 2/11
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UNITED
Global Services
JOHN Q SAMPLE
1K
5555 333 333

UNITED

Industry leading loyalty program for customers
• 2011 program alignment is first step
towards consolidating loyalty of most
valued customers
• Loyalty program of choice in key metro
areas
• Vast array of travel and retail partners for
earning miles
• Broad redemption opportunities on our
combined network and partners

United’s goal is to be the airline of choice for the global business traveler 8

UNITED
DAILY

Jeff's Journal

UNITED
World
A MONTHLY PUBLICATION FOR
UNITED EMPLOYEES

UNITED

Employees with a shared vision for the future 9

Zane Rowe Executive Vice President and CFO United Continental Holdings, Inc.

UNITED

SOUTHWEST AIRLINES

SOUTHWEST AIRLINES

UNITED

Strong financial performance
40

20
30
0
Consolidated Revenue – TME 3Q10
Note: Excludes specials, one-time items and non-cash MTM hedge gains/losses.
GAAP to non-GAAP reconciliation included in the appendix.
Source: Earnings releases and SEC filings.
-3.4%
3.5% 3.5%
3.9%
7.0%
Pre-tax Income Margin – TME 3Q10
And $1.0 - $1.2 billion of net annual synergies expected

$B

Industry leading revenue premium
9.26
10.38
10.52
11.52
Consolidated PRASM – TME 3Q10
Consolidated PRASM numbers adjusted for length of haul.
Source: Earnings releases and SEC filings.
• Carrier of choice for business and
premium travelers
• Well diversified global network
• Award winning products and services
and industry leading operational
performance

Strong operational performance is the foundation for
revenue performance and customer satisfaction
YTD October 2010 Domestic Mainline
Completion Factor
YTD October 2010 Domestic Mainline
Arrival :14

Industry Avg.
ex. UAL
98.2%
UAL
1
98.9%
Industry Avg.
ex. UAL
78.5%
UAL
1
82.3%
1. UAL operational performance calculated as weighted average of United Airlines and Continental Airlines.
Source: DOT and Exchange data for completion factor and Flightstats.com for A:14 information.

Range
737 & A320 Families
B757
B747
B777
B767
Combined fleet permits us to match the right aircraft to the right markets

• Current Aircraft:
• Optimized Aircraft:
• Results:
– 69 additional seats per departure
– Better able to capture strong cargo demand
– Downgauge UA hub-to-hub flying (B767 to B757)
Houston-Lima
Starting February 2011
UA B767
Aircraft Range and Capacity
(Current Mainline Fleet)
CO B757

New York
1st by MSA
United #1 carrier
Chicago
3rd by MSA
United #1 carrier
Cleveland
San Francisco
Denver
Washington D.C.
8th by MSA
United #1 carrier
Los Angeles
2nd by MSA
United #1 carrier
Houston
6th by MSA
United #1 carrier
Guam

UNITED

United’s network strength and business traveler focus provide additional revenue opportunities

• Unparalleled global
reach and
concentration in key
business centers
• Little overlap of
existing corporate
accounts
• Well positioned for
corporate account
expansion
US Census Bureau populations estimates as of July 1, 2009

Continental Airlines
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THE BEST RATES ON HOTEL ROOMS, GUARANTEED.

UNITED

Expanding ancillary revenue streams

Creating products and services our
customers want and are willing to purchase
1
st
and 2
nd
Checked
Baggage Fees
Buy-on-Board Food
Premium Wines
for Purchase
Premium Cabin Upsell
(First & Business Class)
Preferred Economy
Seating
Premier® For A Day
Premier Line
Improving when and how we offer these
products and services to our customers
Award Accelerator
Lounge Access
(One-time Pass)
Door-to-Door Baggage

Merger provides near-term cost reduction opportunities

Elimination of Redundancies Economies of Scale
• Improve airport efficiencies
• Distribution cost reductions
• Immediate procurement
opportunities
• Streamline corporate overhead
• Co-locate airport facilities
– ~25 expected by 1H 2011, up to 50 by
YE 2011
• Reduce IT overlap
Expect to achieve more than a third of cost related
synergies in 2011

Real US GDP Forecast
(Year-Over-Year % Change)
3.0%
2012 2011
2.4%
2010
2.8%
Global Insight Estimate – November 2010

United remains committed to capacity discipline
Consolidated
1.0% - 2.0%
International
3.0% - 4.0%
Domestic
(0.5)% - 0.5%
2011 Capacity Guidance
Guidance Range
In line
with
industry

Strong liquidity position and focus on strengthening the
balance sheet
Third Quarter Liquidity
(Percent of Last Twelve Months Revenue)
17.2%
17.8%
21.1%
27.7%
Liquidity
Balance (In $B)
$9.1            $4.8           $5.6             $2.0
1. Liquidity is calculated based on 3Q10 ending  unrestricted cash balance and TME 3Q10 Revenue.
2. Net Liquidity is calculated as 3Q10 ending cash balance less 2011 debt and capital lease obligations.
Net Liquidity (Liquidity Less Obligations)
(Percent of Last Twelve Months Revenue)
9.2%
9.9%
14.2%
20.5%
Expect to end 2010 with between $8.6B and $8.7B in
unrestricted cash and short-term investments
1
2

Jeff Smisek President and Chief Executive Officer United Continental Holdings, Inc.

Fly to Win

- Be profitable every year

Fund the Future

- Maintain appropriate liquidity and use our assets to build our future

On Time
On Time
On Time
On Time
On Time
On Time

Make Reliability a Reality

- Deliver clean, safe and reliable air transportation and a competitive product

Working Together

- Make the new United a great place to work

UNITED

21 Go Forward Plan

GAAP To Non-GAAP Reconciliation
Twelve Months Ended
9/30/2010
PRE-TAX MARGIN
$ In Millions
    Earnings before income taxes 1,010
     Add: impairments, special items and other charges and non-cash, net mark-
to-market gains/losses 267
Adjusted Pre-Tax Income 1,277
Revenue 32,912
Adjusted Pre-Tax Margin 3.9%